SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                 March 15, 2001
                       (Date of Earliest Event Reported)


          AIRPLANES LIMITED                        AIRPLANES U.S. TRUST
 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


         Jersey, Channel Islands                   Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                               13-3521640
         (Commission File                          (IRS Employer
         Number)                                   Identification No.)


         Airplanes Limited                         Airplanes U.S. Trust
         22 Grenville Street                       1100 North Market Street
         St. Helier                                Rodney Square North
         Jersey, JE4 8PX                           Wilmington, Delaware
         Channel Islands                           19890-0001
         (011 44 1534 609 000)                     (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)

Item 5.  Other Events

     Attached hereto as Exhibit A is a copy of a Press Release dated March 15, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           AIRPLANES LIMITED


Date: March 15, 2001                       /s/ Roy M. Dantzic*
                                           ---------------------
                                           Director and Officer


Date: March 15, 2001                       AIRPLANES U.S. TRUST


                                           /s/ Roy M. Dantzic*
                                           ---------------------
                                           Controlling Trustee
                                           and Officer


                                           *By: /s/ Michael Walsh
                                               ------------------
                                               Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit A    -    Press Release
Exhibit B    -    Power of Attorney for Airplanes Limited
Exhibit C    -    Power of Attorney for Airplanes U.S. Trust